SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)    FEBRUARY 4, 2004
                                                 -------------------

                            INTERPHARM HOLDINGS, INC.
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               (Exact name of Registrant as specified in charter)

       Delaware                  0-22710                     13-3673965
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(State or other jurisdic-      (Commission                  (IRS Employer
 tion of incorporation)         File Number)              Identification No.)



                     69 Mall Drive, Commack, New York          11725
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(Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code:    (631) 543-2800
                                                       -------------------------



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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

Exhibit No.   Description of Exhibit
========    =================================================
 99.1       Press Release, dated February 4, 2004 announcing Interpharm
            Holdings, Inc.'s financial results for the three and six-months ended December 31, 2003.


ITEM 12.          RESULTS OF OPERATION AND FINANCIAL CONDITION
           On February 4, 2004, Interpharm Holdings, Inc. (the "Company") issued a press release announcing financial results for the second quarter and six-months ended December 31, 2003. A copy of the February 4, 2004 press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

         The information contained in this report on Form 8-K (including the exhibit) is being furnished pursuant to Item 12 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended or the Exchange Act, except as expressly set forth by specific reference in such a filing.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 INTERPHARM HOLDINGS, INC.
February 4, 2004                            By: /S/ GEORGE ARONOSON
                                               ---------------------------------
                                                George Aronson
                                                Chief Financial Officer




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